ENABLING DISCOVERY | POWERING EDUCATION | SHAPING WORKFORCES Second Quarter Fiscal 2023 Earnings Review December 7, 2022

2 SAFE HARBOR STATEMENT This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon many assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company and are subject to change based on many important factors. Such factors include, but are not limited to: (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key retailers; (vi) the seasonal nature of the Company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected opportunities; (x) the Company’s ability to realize operating savings over time and in fiscal year 2023 in connection with our multi-year Business Optimization Program and Fiscal Year 2023 Restructuring Program; (xi) the impact of COVID-19 on our operations, performance, and financial condition; and (xii) other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances. NON-GAAP MEASURES In this presentation, management provides the following non-GAAP performance measures: • Adjusted Earnings Per Share (“Adjusted EPS”); • Free Cash Flow less Product Development Spending; • Adjusted Contribution to Profit (“Adjusted CTP”) and margin; • Adjusted EBITDA and margin; • Organic revenue; and • Results on a constant currency (“CC”) basis. Management believes non-GAAP financial measures, which exclude the impact of restructuring charges and credits and other items, provide supplementary information to support analyzing operating results and earnings and are commonly used by shareholders to measure our performance. Free Cash Flow less Product Development Spending helps assess our ability over the long term to create value for our shareholders. Results on a constant currency basis removes distortion from the effects of foreign currency movements to provide better comparability of our business trends from period to period applying the same foreign currency exchange rates for the current and equivalent prior period. We have not provided our 2023 outlook for the most directly comparable U.S. GAAP financial measures, as they are not available without unreasonable effort due to the high variability, complexity, and low visibility with respect to certain items, including restructuring charges and credits, gains and losses on foreign currency, and other gains and losses. These items are uncertain, depend on various factors, and could be material to our consolidated results computed in accordance with U.S. GAAP.

Wiley unlocks human potential by powering scientific research and career-connected education

Q223 Earnings Presentation.pptx 4 Second Quarter Takeaways Growth in core areas of Research Publishing, Research Solutions, and Corporate Talent Development offset declines in our consumer-facing and enrollment-dependent businesses Earnings decline due to revenue performance in APL and planned investments to scale Research Publishing and Research Solutions Accelerating cost reduction program, including targeted workforce actions, general hiring freeze, real estate optimization, and disciplined expense management Moving steadily forward on simplification and optimization; reorganizing Wiley Education to align with university and corporate customers to drive greater impact, synergy, and efficiency

Q223 Earnings Presentation.pptx 5 Second Quarter Performance Revenue* +1% $515M GAAP EPS** -31% $0.68 Adj. EPS -13% $1.20 Adj. EBITDA -4% $124M All variances at constant currency except GAAP EPS *Q2 organic revenue at CC (0.5%) **GAAP EPS mainly due to $0.19/share restructuring charge Q2 Summary  Revenue growth from open research, corporate talent development and corporate leadership training modestly offset declines in APL’s publishing lines and University Services  Adjusted EBITDA performance mainly due to revenue performance in APL and investments to scale Research Publishing and Research Solutions  Adjusted EPS performance further impacted by higher interest expense

Q223 Earnings Presentation.pptx 6 Research Commitments FY23 Commitment Q2 Progress Drive publishing growth to meet global demand Grew article submissions by 6% and overall publishing output by 1%; OA output growth up by double-digits Extend transformational agreements globally Renewed landmark countrywide agreement with Germany, which includes 900 research libraries; strong pipeline ahead, validating Wiley's model and approach Drive growth and go to market in Research Solutions Drove 27 partner signings (18 new Solutions partners, 9 expanded partnerships); robust pipeline of potential new partners and upsell opportunities Continue to streamline publishing operations Intelligent automation driving publishing productivity: 66% of rejected articles offered refer and transfer option vs. 52% in prior year period

Q223 Earnings Presentation.pptx 7 Education Commitments FY23 Commitment Q2 Progress Expand corporate client base for talent development Signed six multinational clients across verticals - tech, healthcare, financial services, and consumer staples; strong pipeline ahead Drive university partnerships and programs Signed four university services partners – California State-San Marcos (US-CA); Sunshine Coast (Australia), Bay Path (US-MD), Brenau (US-GA); nine new programs Drive differentiated courseware offerings Grew zyBooks digital courseware revenue by 27%; institutional expansion includes Virginia community colleges, Arizona State Online, and Southern New Hampshire Drive efficiency gains across Ed Services and APL Reorganizing and right sizing APL publishing lines to reflect market realities and improve profile; driving toward meaningful profit contribution in Talent Development through automation and re-engineered processes

Q223 Earnings Presentation.pptx 8 91 percentile Growth strategies driving global impact ESG ProgressGrowth that Drives Good  Open research increasing speed, accessibility, and impact of knowledge for underrepresented and at risk-populations  Career-connected education closing skill gaps and enabling personal advancement  Wiley commits to net zero by 2040 through Science Based Targets initiative; 100+ Wiley journals relate to climate science  Strong ESG scores across rating firms for low risk and high disclosure 2 E&S Score* A ESG Rating 2022 Top 5% Low Sustainability Risk** Top 10% S&P CSA Score 2022*** *Wiley rose to a 2 score out of 10, with 1 being lowest risk and highest disclosure (Nov ‘22) **Top 5% of global universe of 14,707 companies (Nov ‘22) ***Top 10% of industry benchmark with n = 233 companies (Nov ‘22)

Segment Review Financial Position Outlook

Q223 Earnings Presentation.pptx 10 Research (millions) Q2 2023 Change Change CC Research Publishing $233 (3%) 2% Research Solutions** $39 7% 11% TOTAL REVENUE* $271 (1%) 3% ADJUSTED EBITDA $98 (4%) ADJ. EBITDA MARGIN 36%  Research Publishing - growth driven by continued momentum in open research  Research Solutions** – increase driven by acquisitions and career centers  EBITDA performance due to investment to scale Research Publishing and Research Solutions Q2 Summary *Organic revenue +2%. Organic revenue excludes acquisition and currency impacts **Research is now reported as Research Publishing and Research Solutions. Research Solutions includes platforms, corporate solutions and services for publishers, societies, and corporate partners

Q223 Earnings Presentation.pptx 11 Academic & Professional Learning Q2 Summary  Education Publishing – decline in print course material more than offset growth in digital content and courseware  Professional Learning – decline in professional publishing due to consumer spending slowdown more than offset strong growth in corporate training  EBITDA performance mainly due to revenue decline (millions) Q2 2023 Change Change CC Education Publishing $86 (13%) (10%) Professional Learning $66 (15%) (11%) TOTAL REVENUE $153 (14%) (10%) ADJUSTED EBITDA $50 (12%) ADJ. EBITDA MARGIN 33%

Q223 Earnings Presentation.pptx 12 Education Services Q2 Summary  University Services – performance due to enrollment challenges and lower revenue share  Talent Development – growth driven by continued strong demand for tech employee placements from existing corporate clients and new clients  EBITDA performance due to revenue flow-through in Talent Development and the timing of expenses in University Services (millions) Q2 2023 Change Change CC University Services $58 (1%) (1%) Talent Development $33 46% 61% TOTAL REVENUE* $91 12% 17% ADJUSTED EBITDA $16 69% ADJ. EBITDA MARGIN 17% *Organic revenue +13%

Q223 Earnings Presentation.pptx 13 Driving Cost Savings and Efficiency Gains Focus Area Recent Activity Restructuring • $36M in YTD restructuring charges • $50M in expected run rate savings; $29M in Fiscal 2023 Real Estate Optimization • Office space reduced by 4% in Q2 for a total of 32% reduced since spring 2020, up from 18% at year end • Closing Russia tech development office Operating Efficiency/ Simplification • Simplifying, standardizing and automating workflows in publishing processes and back-office operations

Q223 Earnings Presentation.pptx 14 Financial Position and Capital Allocation Free Cash Flow: YTD use of $126M (on par with 1H’22). FCF historically a use through 1H due to timing of annual journal subscription receipts Capacity: Revolving credit agreement amended for five-year credit commitments of $1.315 billion, extended until November 2027, and $185 million in existing credit commitments to remain through existing maturity date of May 2024. Total capacity of $1.5B Leverage: Net Debt/EBITDA ratio of 2.1 (TTM) compared to 2.0 in prior year period M&A: M&A focused on adding scale or capabilities in key strategic areas of Research and Corporate Talent Development Dividends: Yield at ~3% (as of December 5, 2022) Share Repurchases: Acquired 382K shares YTD for $17.5M at an average cost of $45.84/share 1H’22 1H’23 $56M $56M Dividends and Repurchases 1H Allocation

Q223 Earnings Presentation.pptx 15 Fiscal 2023 Outlook Metric (Millions, except EPS) FY22 Actual* FY23 Outlook* Constant currency Original FY23 Outlook* Constant currency Update FY23 Outlook* Constant currency Current Revenue $2,083 $2,175 to $2,215 Reduced $2,110 to $2,150 Adjusted EBITDA $433 $425 to $450 Reaffirmed $425 to $450 Adjusted EPS $4.16 $3.70 to $4.05 Reaffirmed $3.70 to $4.05 Free Cash Flow $223 $210 to $235 Reaffirmed $210 to $235 At Constant Currency: • Revenue: reducing to low single digit growth due to market-related challenges in APL and University Services • EBITDA: reaffirming primarily due to 2H restructuring savings and other cost measures • EPS: trending to lower end of range mainly due to rising interest expense • FCF: reaffirming due to Adjusted EBITDA outlook; Capex outlook modestly lower at $110 to $120 million *Based on Fiscal 2022 average rates of 1.15 euro and 1.36 British pound. FX impact based on year-to-date average rates of 1.00 euro and 1.16 British pound: $85M unfavorable to revenue; immaterial to Adjusted EBITDA, Adjusted EPS, and Free Cash Flow

Q223 Earnings Presentation.pptx 16 Realigning Wiley Education Segment share of total Wiley revenue reflects Fiscal 2022 numbers 1. Research – no change 2. Academic – 2 new reporting lines: (1) Academic Publishing and (2) University Services 3. Talent – no reporting lines WILEY RESEARCH WILEY EDUCATION Segments RESEARCH1 53% of revenue ACADEMIC2 ~37% of revenue TALENT3 ~10% of revenue Lines Research Publishing Research Solutions Academic Publishing University Services None Customers Researchers, Universities, Societies, and Corporations Learners Universities Professionals Corporations

Q223 Earnings Presentation.pptx 17 Summary 17 Executing well on our Fiscal 2023 Research and Education commitments Results impacted by consumer spending and enrollment headwinds in APL and University Services Core growth areas of Research Publishing, Research Solutions, and Corporate Talent Development remain strong and opportunity-rich; we continue to target our investment in these areas Addressing cost structure and implementing immediate cost measures to mitigate revenue challenges and drive long term margin improvement Reducing complexity and improving efficiency through ongoing optimization program and Wiley Education reorganization Strong balance sheet and cash flow allows us to reinvest in profitable growth initiatives and reward long-term shareholders

ENABLING DISCOVERY | POWERING EDUCATION | SHAPING WORKFORCES Thank you for joining us IR website at https://investors.wiley.com/ Contact us for follow-up at: brian.campbell@wiley.com Direct +1 (201) 748-6874

Appendix – US GAAP to Non-GAAP EPS

JOHN WILEY & SONS, INC.
SUPPLEMENTARY INFORMATION [1] [2]
RECONCILIATION OF US GAAP MEASURES to NON-GAAP MEASURES
(unaudited)

Reconciliation of US GAAP EPS to Non-GAAP Adjusted EPS

	Three Months Ended October 31, 2022	Three Months Ended October 31, 2021	Six Months Ended October 31, 2022	Six Months Ended October 31, 2021
US GAAP Earnings Per Share - Diluted	$ 0.68	$ 0.99	$ 0.36	$ 1.24
Adjustments:				
Restructuring and related charges (credits)	0.19	(0.02)	0.49	(0.02)
Foreign exchange losses (gains) on intercompany transactions	0.03	0.01	0.04	-
Amortization of acquired intangible assets [3]	0.30	0.31	0.67	0.60
Loss (gain) on sale of certain assets [4]	-	-	-	(0.05)
Income tax adjustments [5]	-	-	-	0.37
Non-GAAP Adjusted Earnings Per Share - Diluted	$ 1.20	$ 1.29	$ 1.56	$ 2.14

Reconciliation of US GAAP Income Before Taxes to Non-GAAP Adjusted Income Before Taxes

(amounts in thousands)	Three Months Ended October 31, 2022	Three Months Ended October 31, 2021	Six Months Ended October 31, 2022	Six Months Ended October 31, 2021
US GAAP Income Before Taxes	$ 48,330	$ 70,615	$ 24,943	$ 114,617
Pretax Impact of Adjustments:				
Restructuring and related charges (credits)	13,956	(1,333)	36,397	(1,609)
Foreign exchange losses (gains) on intercompany transactions	2,654	567	3,320	(228)
Amortization of acquired intangible assets [3]	21,185	22,608	47,570	44,892
Loss (gain) on sale of certain assets [4]	-	56	-	(3,694)
Non-GAAP Adjusted Income Before Taxes	$ 86,125	$ 92,513	$ 112,230	$ 153,978

Reconciliation of US GAAP Income Tax Provision to Non-GAAP Adjusted Income Tax Provision, including our US GAAP Effective Tax Rate and our Non-GAAP Adjusted Effective Tax Rate

	Three Months Ended October 31, 2022	Three Months Ended October 31, 2021	Six Months Ended October 31, 2022	Six Months Ended October 31, 2021
US GAAP Income Tax Provision	$ 10,137	$ 14,648	$ 4,585	$ 44,820
Income Tax Impact of Adjustments [6]				
Restructuring and related charges (credits)	3,422	(277)	8,939	(232)
Foreign exchange losses (gains) on intercompany transactions	694	120	869	19
Amortization of acquired intangible assets [3]	4,388	5,420	10,220	10,263
Loss (gain) on sale of certain assets [4]	-	14	-	(922)
Income Tax Adjustments:				
Impact of increase in UK statutory rate on deferred tax balances [5]	-	-	-	(20,726)
Non-GAAP Adjusted Income Tax Provision	$ 18,641	$ 19,925	$ 24,613	$ 33,222
US GAAP Effective Tax Rate	21.0%	20.7%	18.4%	39.1%
Non-GAAP Adjusted Effective Tax Rate	21.6%	21.5%	21.9%	21.6%

See accompanying notes on following page

WILEY

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Q223 Earnings Presentation.pptx 20 Appendix – US GAAP to Non-GAAP EPS Notes: (1) (2) All amounts are approximate due to rounding. (3) (4) (5) (6) In the three months ended July 31, 2021, the UK enacted legislation that increased its statutory rate from 19% to 25% effective April 1, 2023. This resulted in a $20.7 million non-cash deferred tax expense from the re-measurement of the Company’s applicable UK net deferred tax liabilities during the three months ended July 31, 2021. These adjustments impacted deferred taxes. For the three and six months ended October 31, 2022 and 2021, substantially all of the tax impact was from deferred taxes. See Explanation of Usage of Non-GAAP Performance Measures included in this supplementary information for additional details on the reasons why management believes presentation of each non-GAAP performance measure provides useful information to investors. The supplementary information included in this press release for the three and six months ended October 31, 2022 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the Securities and Exchange Commission. Reflects the amortization of intangible assets established on the opening balance sheet for an acquired business. This includes the amortization of intangible assets such as developed technology, customer relationships, tradenames, etc., which is reflected in the "Amortization of intangible assets" line in the Condensed Consolidated Statements of Net Income. It also includes the amortization of acquired product development assets, which is reflected in "Cost of sales" in the Condensed Consolidated Statements of Net Income. The gain on sale of certain assets is due to the sale of our world languages product portfolio which was included in our Academic & Professional Learning segment, and resulted in a pretax gain of approximately $3.7 million during the six months ended October 31, 2021.

Appendix – Net Income to Adjusted EBITDA

JOHN WILEY & SONS, INC.
SUPPLEMENTARY INFORMATION [1]
RECONCILIATION OF US GAAP NET INCOME TO NON-GAAP EBITDA AND ADJUSTED EBITDA
(unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,	
	2022	2021	2022	2021
Net Income	$ 38,193	$ 55,967	$ 20,358	$ 69,797
Interest expense	9,332	4,997	15,664	9,636
Provision for income taxes	10,137	14,648	4,585	44,820
Depreciation and amortization	52,421	54,555	110,700	109,121
Non-GAAP EBITDA	110,083	130,167	151,307	233,374
Restructuring and related charges (credits)	13,956	(1,333)	36,397	(1,609)
Foreign exchange transaction (gains) losses	(478)	1,370	138	1,000
Loss (gain) on sale of certain assets	-	56	-	(3,694)
Other expense (income), net	255	(3,150)	(271)	(6,703)
Non-GAAP Adjusted EBITDA	$ 123,816	$ 127,110	$ 187,571	$ 222,368
Adjusted EBITDA Margin	*24.0%*	*23.8%*	*18.7%*	*21.8%*

Notes:

(1) See Explanation of Usage of Non-GAAP Performance Measures included in this supplementary information for additional details on the reasons why management believes presentation of each non-GAAP performance measure provides useful information to investors. The supplementary information included in this press release for the three and six months ended October 31, 2022 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

WILEY

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